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                                                                    EXHIBIT 21.2

                           Iron Mountain Incorporated
                                  Subsidiaries

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                                                                                                  Jurisdiction of
Subsidiary                                                                                        Organization
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
Iron Mountain Records Management, Inc.                                                            Delaware
    Iron Mountain Records Management of Ohio, Inc.                                                Delaware
    Iron Mountain Records Management of Michigan, Inc.                                            Delaware
    Iron Mountain/National Underground Storage, Inc.                                              Delaware
    Iron Mountain Records Management of San Antonio, Inc.                                         Delaware
    Iron Mountain Records Management of San Antonio-FP, Inc.                                      Delaware
    Iron Mountain Consulting Services, Inc.                                                       Delaware
    Iron Mountain Consulting Services, LLC                                                        Delaware
    Iron Mountain of Maryland, LLC                                                                Delaware
    IM Billerica, Inc.                                                                            Massachusetts
    Criterion Atlantic Property, Inc.                                                             Delaware
    HIMSCORP of Philadelphia, Inc.                                                                Delaware
    HIMSCORP of Pittsburgh, Inc.                                                                  Delaware
    HIMSCORP of New Orleans, Inc.                                                                 Delaware
    HIMSCORP of San Diego, Inc.                                                                   Delaware
    HIMSCORP of Los Angeles, Inc.                                                                 Delaware
    HIMSCORP of Cleveland, Inc.                                                                   Delaware
    HIMSCORP of Portland, Inc.                                                                    Delaware
    HIMSCORP of Detroit, Inc.                                                                     Delaware
    HIMSCORP of Houston, Inc.                                                                     Delaware
    Recordkeepers, Inc.                                                                           Delaware
    Arcus Data Security, Inc.                                                                     Delaware
       Arcus Data Security LLC                                                                    Delaware
       Iron Mountain Global, Inc.                                                                 Delaware
          Iron Mountain Global LLC                                                                Delaware
              Iron Mountain Mexico, S.A. de R.L. de C.V.                                          Mexico
                 Systemas de Archivo Corporative, S.A. de R.L. de C.V.  ("SAC")*                  Mexico
          Iron Mountain (Netherlands) B.V.                                                        Netherlands
          Iron Mountain (U.K.) Ltd.                                                               United Kingdom
              Britannia Data Management Limited ("BDM")**                                          United Kingdom
    Iron Mountain (Puerto Rico), Inc.                                                             Puerto Rico
    DSI Technology Services, Inc.                                                                 Delaware
    Iron Mountain/Safesite, Inc.                                                                  Delaware
    IM-AEI Acquisition Corp.                                                                      Delaware
       Iron Mountain Records Management of Utah, Inc.                                             Delaware
    Arcus Staffing Resources, Inc.                                                                Delaware
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*SAC is owned 50.1% by Iron Mountain Mexico, S.A. de R.L. de C.V. and 49.9% by
Padilla y Perez, Sistemas de Archivos S.A. de C.V.

**Being renamed Iron Mountain (Europe) Ltd.  BDM is owned 50.1% by Iron Mountain
(UK) Ltd. and 49.9% by Mentmore Abbey plc.